EXHIBIT 99.6

Accrued Interest Date:                                 Collection Period Ending:
25-Oct-02                                                             31-Oct-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Nov-02                                                                     6

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
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Balances
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                                                                                 Initial         Period End
     Receivables                                                          $1,401,763,032     $1,114,832,317
     Reserve Account                                                         $14,017,630        $22,296,646
     Yield Supplement Overcollateralization                                   $6,397,885         $5,129,757
     Class A-1 Notes                                                        $311,000,000        $25,337,413
     Class A-2 Notes                                                        $358,426,000       $358,426,000
     Class A-3 Notes                                                        $446,779,000       $446,779,000
     Class A-4 Notes                                                        $251,253,000       $251,253,000
     Class B Notes                                                           $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                    $1,162,475,588
     Calculation of Total Distribution Amount
          Regular Principal Distributable Amount
               Receipts of Scheduled Principal                               $25,277,138
               Receipts of Pre-Paid Principal                                $21,654,453
               Liquidation Proceeds                                             $419,160
               Principal Balance Allocable to Gross Charge-offs                 $292,521
          Total Receipts of Principal                                        $47,643,271

          Interest Distribution Amount
               Receipts of Interest                                           $5,701,736
               Servicer Advances                                                $582,197
               Reimbursement of Previous Servicer Advances                            $0
               Accrued Interest on Purchased Receivables                              $0
               Recoveries                                                        $54,898
               Net Investment Earnings                                           $33,026
          Total Receipts of Interest                                          $6,371,858

          Release from Reserve Account                                                $0

     Total Distribution Amount                                               $53,722,608

     Ending Receivables Outstanding                                       $1,114,832,317

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                    $914,952
     Current Period Servicer Advance                                            $582,197
     Current Reimbursement of Previous Servicer Advance                               $0
     Ending Period Unreimbursed Previous Servicer Advances                    $1,497,149

Collection Account
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     Deposits to Collection Account                                          $53,722,608
     Withdrawals from Collection Account
          Servicing Fees                                                        $968,730
          Class A Noteholder Interest Distribution                            $3,313,612
          First Priority Principal Distribution                                       $0
          Class B Noteholder Interest Distribution                              $112,791
          Regular Principal Distribution                                     $47,440,686
          Reserve Account Deposit                                                     $0
          Unpaid Trustee Fees                                                         $0
          Excess Funds Released to Depositor                                  $1,886,790
     Total Distributions from Collection Account                             $53,722,608

Accrued Interest Date:                                 Collection Period Ending:
25-Oct-02                                                             31-Oct-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Nov-02                                                                     6

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Excess Funds Released to the Depositor
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          Release from Reserve Account                                          $952,865
          Release from Collection Account                                     $1,886,790
     Total Excess Funds Released to the Depositor                             $2,839,655

Note Distribution Account
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     Amount Deposited from the Collection Account                            $50,867,089
     Amount Deposited from the Reserve Account                                        $0
     Amount Paid to Noteholders                                              $50,867,089

Distributions
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     Monthly Principal Distributable Amount                              Current Payment     Ending Balance   Per $1,000      Factor
     Class A-1 Notes                                                         $47,440,686        $25,337,413      $152.54       8.15%
     Class A-2 Notes                                                                  $0       $358,426,000        $0.00     100.00%
     Class A-3 Notes                                                                  $0       $446,779,000        $0.00     100.00%
     Class A-4 Notes                                                                  $0       $251,253,000        $0.00     100.00%
     Class B Notes                                                                    $0        $27,907,000        $0.00     100.00%

     Interest Distributable Amount                                       Current Payment         Per $1,000
     Class A-1 Notes                                                            $119,700              $0.38
     Class A-2 Notes                                                            $845,288              $2.36
     Class A-3 Notes                                                          $1,414,800              $3.17
     Class A-4 Notes                                                            $933,824              $3.72
     Class B Notes                                                              $112,791              $4.04



Carryover Shortfalls
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                                                                        Prior
                                                                        Period Carryover    Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                           $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                           $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                           $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                           $0                 $0             $0
     Class B Interest Carryover Shortfall                                             $0                 $0             $0


Receivables Data
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                                                                        Beginning Period      Ending Period
     Number of Contracts                                                          52,850             51,380
     Weighted Average Remaining Term                                               47.37              46.42
     Weighted Average Annual Percentage Rate                                       6.49%              6.48%

     Delinquencies Aging Profile End of Period                             Dollar Amount         Percentage
          Current                                                         $1,008,778,452             90.49%
          1-29 days                                                          $92,782,237              8.32%
          30-59 days                                                         $10,404,483              0.93%
          60-89 days                                                          $1,681,017              0.15%
          90-119 days                                                           $858,451              0.08%
          120-149 days                                                          $327,677              0.03%
          Total                                                           $1,114,832,317            100.00%
          Delinquent Receivables +30 days past due                           $13,271,628              1.19%

Accrued Interest Date:                                 Collection Period Ending:
25-Oct-02                                                             31-Oct-02

Distribution Date:      BMW VEHICLE OWNER TRUST 2002-A                 Period #
                        ------------------------------
25-Nov-02                                                                     6

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     Write-offs
          Gross Principal Write-Offs for Current Period                         $292,521
          Recoveries for Current Period                                          $54,898
          Net Write-Offs for Current Period                                     $237,622

          Cumulative Realized Losses                                            $439,178


     Repossessions                                                         Dollar Amount              Units
          Beginning Period Repossessed Receivables Balance                    $1,394,247                 50
          Ending Period Repossessed Receivables Balance                       $1,423,770                 57
          Principal Balance of 90+ Day Repossessed Vehicles                     $164,897                  4



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                         $5,332,342
     Beginning Period Amount                                                  $5,332,342
     Ending Period Required Amount                                            $5,129,757
     Current Period Release                                                     $202,585
     Ending Period Amount                                                     $5,129,757
     Next Distribution Date Required Amount                                   $4,930,744

Reserve Account
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     Beginning Period Required Amount                                        $23,249,512
     Beginning Period Amount                                                 $23,249,512
     Net Investment Earnings                                                     $33,026
     Current Period Deposit                                                           $0
     Current Period Release to Collection Account                                     $0
     Current Period Release to Depositor                                        $952,865
     Ending Period Required Amount                                           $22,296,646
     Ending Period Amount                                                    $22,296,646

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